ALLIANCE SEMICONDUCTOR CORPORATION

                           FORM OF INDEMNITY AGREEMENT

                  This Indemnity Agreement, dated as of ______________________, 199__, is made by and between Alliance Semiconductor Corporation, a Delaware corporation with executive offices at 3099 North First Street, San Jose, California 95134-2006 (the "Company") and __________________________________
("Indemnitee").

                                    RECITALS

         A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors or officers of corporations unless they are protected by comprehensive liability insurance or indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors and officers;

         B. Based upon their experience as business managers, the Board of Directors of the Company (the "Board") has concluded that, to retain and attract talented and experience individuals to serve as officers and directors of the Company and its subsidiaries and to encourage such individuals to take the business risks necessary for the success of the Company and its subsidiaries, it is necessary for the Company to contractually indemnify its officers and directors and the officers and directors of its subsidiaries, and to assume for itself maximum liability for expenses and damages in connection with claims against such officers and directors in connection with their service to the Company and its subsidiaries;

         C. Section 145 of the General Corporation Law of Delaware, under which the Company is organized (collectively with any successor statute thereto that may be enacted, "Section 145"), empowers the Company to indemnify by agreement its officers, directors, employees and agents, and persons who serve, at the request of the Company, as directors, officers, employees or agents of other corporations or enterprises (including, without limitation, the Company's subsidiaries), and expressly provides that the indemnification provided by
Section 145 is not exclusive; and

         D. The Company desires and has requested Indemnitee to serve or continue to serve as a director or officer of the Company and/or one or more subsidiaries of the Company free from undue concern for claims for damages arising out of or related to such services to the Company and/or one or more the subsidiaries of the Company.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:


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         1.       Definitions.

                  1.1 Agent. For the purposes of this Agreement, "agent of the Company" means any person who is or was a director, officer or employee of the Company or of a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer or employee of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or an affiliate of the Company; or was a director, officer or employee of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director, officer or employee of another enterprise or affiliate of the Company at the request of, for the convenience of, or to represent the interests of such predecessor corporation. The term "enterprise" includes, without limitation, any employee benefit plan of the Company, its subsidiaries, affiliates and predecessor corporations.

                  1.2 Company. For purposes of this Agreement, references to the
"Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of, for the convenience of, or to represent the interests of such constituent corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

                  1.3 Expenses. For purposes of this Agreement, "expenses" includes, without limitation, all and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements and other out-of-pocket costs) actually and reasonably incurred by Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement, Section 145 or otherwise; provided, however, that expenses shall not include any judgments, fines, ERISA excise taxes or penalties or amounts paid in settlement of a proceeding.

                  1.4 Proceeding. For the purposes of this Agreement, "proceeding" means any threatened, pending, or completed action, suit, arbitration or other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever.

                  1.5 Subsidiary. For purposes of this Agreement, "subsidiary" means any corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.


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                  1.6 Certain Other Terms.  For the purposes of this  Agreement,
"fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan, and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

         2. Agreement to Serve. Indemnitee agrees to serve and/or continue to serve as an agent of the Company, at the will of the Company (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of the Company, faithfully and to the best of his ability so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws or charter documents of the Company or any subsidiary of the Company; provided, however, that Indemnitee may at any time and for any reason resign from such position (subject to any contractual obligation that Indemnitee may have assumed apart from this Agreement) and that the Company or any subsidiary shall have no obligation under this Agreement to continue Indemnitee's employment in any such position.

         3. Maintenance of Liability Insurance. Whether or not the Company has the power to indemnify Indemnitee against expenses or liability, the Company hereby, covenants and agrees that, so long as Indemnitee shall continue to serve as an agent of the Company and thereafter so long as Indemnitee shall be subject to any possible proceeding by reason of the fact that Indemnitee was an agent of the Company, the Company, subject to Section 3(b) hereof, shall use reasonable efforts to obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers. In all policies of D&O Insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer of the Company; or of the Company's key employees, if Indemnitee is not an officer or director of the Company but is a key employee of the Company. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.


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

         4.    Mandatory Indemnification.

                  4.1 Third Party Actions. The Company shall indemnify Indemnitee if Indemnitee is a person who was or is a party or who is threatened to be made a party to any proceeding (other than an action by or in the right of the Company or of any subsidiary of the Company) by reason of the fact that he is or was an agent of the Company or of any subsidiary of the Company, or by reason of anything done or not done by him in any such capacity, against any and all expenses and against any and all liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) actually and reasonably incurred by him in connection with such proceeding (including, without limitation, the investigation, defense, settlement or appeal of such proceeding) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company or its subsidiaries, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not: act in good faith, act in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or its subsidiaries, or have reasonable cause to believe his conduct was unlawful.

                  4.2 Derivative Actions. The Company shall indemnify Indemnitee if Indemnitee is a person who was or is a party or who is threatened to be made a party to any proceeding by or in the right of the Company or of any subsidiary of the Company to procure a judgment in its favor by reason of the fact that he is or was an agent of the Company or of any subsidiary of the Company, or by reason of anything done or not done by him in any such capacity, to the fullest extent permitted by law, against any amounts paid in settlement of any such proceeding and all expenses actually and reasonably incurred by him in connection with such proceeding (including, without limitation, the investigation, defense, settlement, or appeal of such proceeding) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company or its subsidiaries; except that no indemnification under this subsection shall be in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company or its subsidiaries by a court of competent jurisdiction due to willful misconduct of a culpable nature in the performance of his duty to the Company unless and only to the extent that the Court of Chancery or the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the Court of Chancery or such other court shall deem proper.

                  4.3 Exception for Amounts Covered by Insurance. Notwithstanding the foregoing, the Company shall not be obligated to indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines



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ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by D&O Insurance.

         5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) incurred by him in connection with a proceeding (including, without limitation, the investigation, defense, settlement or appeal of a proceeding) but not entitled, however, to indemnification for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for such total amount except as to the portion thereof to which Indemnitee is not entitled.

         6. Mandatory Advancement of Expenses. To the fullest extent permitted by law, the Company shall advance all expenses incurred by Indemnitee in connection with a proceeding (including, without limitation, the investigation, defense, settlement or appeal of a proceeding) to which Indemnitee is a party or is threatened to be made a party by reason of the fact that Indemnitee is or was an agent of the Company or any of its subsidiaries or by reason of anything done or not done by him in any such capacity. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company under the provisions of this Agreement, the Bylaws or charter documents of the Company, the General Corporation Law of Delaware or otherwise. The advances to be made hereunder shall be paid by the Company to Indemnitee in accordance with
Section 7.4 hereof. Notwithstanding the foregoing provisions of this Section 6, unless otherwise determined pursuant to Section 8, no advance shall be made by the Company if a determination is reasonably and promptly made by the Board by a majority vote of a quorum consisting of directors who are not parties to the proceeding (or, if no such quorum exists, by independent legal counsel in a written opinion) that the facts known to the decision making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in the best interests of the Company and its stockholders.

             7.   Notice and Other Indemnification Procedures.

                  7.1 Notice. Promptly after receipt by Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, Indemnitee shall, if Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.

                  7.2 Insurance. If, at the time of the receipt of a notice of the commencement of a proceeding pursuant to Section 7.1 hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause


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

such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

                  7.3 Procedure. In the event the Company shall be obligated to advance the expenses for any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding. with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (a) Indemnitee shall have the right to employ his counsel in any such proceeding at Indemnitee's expense; (b) Indemnitee shall have the right to employ his counsel in connection with any such proceeding, at the expense of the Company, if such counsel serves in a review, observer, advice and counseling capacity and does not otherwise materially control or participate in the defense of such proceeding; and (c) if (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. In addition, Indemnitee shall give the Company such information and cooperation as the Company may reasonably require in connection with such proceeding and as shall be within Indemnitee's power.

                  7.4 Payment of Indemnification and Advances. Any indemnification and advances provided for in Sections 4 and 6 shall be made no later than forty-five (45) days after delivery of the written request of
Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's charter documents of Bylaws providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request for payment thereof has first been delivered to the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to
Section 8.5 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Section 6 unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including, without limitation, the Board, any committee or subgroup of the Board, independent legal counsel, or the Company's stockholders) to



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

have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including, without limitation, the Board, any committee or subgroup of the Board, independent legal counsel, or the Company's stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

         8.       Determination of Right to Indemnification.

                  8.1 Success on the Merits. To the extent Indemnitee has been successful on the merits or otherwise in defense of any proceeding referred to in Section 4.1 or 4.2 of this Agreement or in the defense of any claim, issue or matter described therein, the Company shall indemnify Indemnitee against expenses and liabilities actually and reasonably incurred by him in connection with such proceeding (including, without limitation, the investigation, defense or appeal of such proceeding).

                  8.2 Standard of Conduct. In the event that Section 8.1 is inapplicable, the Company nonetheless shall indemnify Indemnitee, to the fullest extent permitted by law, unless the Company shall prove by clear and convincing evidence that Indemnitee has not met the applicable standard of conduct required to entitle Indemnitee to such indemnification. Such determination shall be made
(a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (c) by the stockholders of the Company. To the extent permitted by law, Indemnitee shall be entitled to select the forum in which Indemnitee's entitlement to indemnification will be determined.

                  8.3 Claim. As soon as practicable. and in no event later than thirty (30) days after written notice of Indemnitee's choice of forum pursuant to Section 8.2 above, the Company shall, at its own expense, submit to the selected forum in such manner as Indemnitee or Indemnitee's counsel may reasonably request, its claim that Indemnitee is not entitled to indemnification; and the Company shall act in the utmost good faith to assure Indemnitee a complete opportunity to defend against such claim.

                  8.4 Determination. If the forum listed in Section 8.2 hereof selected by Indemnitee determines that Indemnitee is entitled to indemnification with respect to a specific proceeding, such determination shall be final and binding on the Company. If the forum listed in Section 8.2 hereof selected by Indemnitee determines that Indemnitee is not entitled to indemnification with respect to a specific proceeding, Indemnitee shall have the right to apply to the Court of Chancery of Delaware, the court in which that proceeding is or was pending or any other court of competent jurisdiction, for the purpose of enforcing Indemnitee's right to indemnification pursuant to the Agreement.

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

                  8.5 Expenses of Hearing. Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify Indemnitee against all expenses incurred by Indemnitee in connection with any hearing or proceeding under this Section 8 involving Indemnitee and against all expenses incurred by Indemnitee in connection with any other proceeding between the Company and Indemnitee involving the interpretation or enforcement of the rights of Indemnitee under this Agreement, unless a court of competent jurisdiction finds that each of the material claims and/or defenses of Indemnitee in any such proceeding was frivolous or not made in good faith.

         9.   Exceptions.   Any  other   provision   herein   to  the   contrary
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

                  9.1 Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings specifically authorized by the Board or brought to establish or enforce a right to indemnification under this Agreement, the Bylaws or charter documents of the Company or any subsidiary of the Company, or any statute or law or otherwise as required under Section 145, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board finds it to be appropriate; or

                  9.2 Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous; or

                  9.3 Unauthorized Settlements. To indemnify Indemnitee hereunder for any amounts paid in settlement of a proceeding unless the Company consents in advance in writing to such settlement, which approval shall not unreasonably be denied; or

                  9.4 Claims by the Company for Willful Misconduct. To indemnify or advance expenses to Indemnitee under this Agreement for any expenses incurred by Indemnitee with respect to any proceeding or claim brought by the Company against Indemnitee for willful misconduct, unless a court of competent jurisdiction determines that Indemnitee is fairly and reasonably entitled to indemnification or advancement under the circumstances.

                  9.5 Securities Law Actions. To indemnify Indemnitee on account of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities and Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law or in any situation which is contrary to any undertaking given by the Company to the Securities and Exchange Commission; or


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

                  9.6 Willful Misconduct. To indemnify Indemnitee on account of Indemnitee's conduct which is finally adjudged by a court of competent jurisdiction to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct or a knowing violation of the law; or

                  9.7 Improper Personal Benefit. To indemnify Indemnitee on account of Indemnitee's conduct from which Indemnitee derived an improper personal benefit; or

                  9.8 Breach of Duty of Loyalty. To indemnify Indemnitee on account of conduct that constituted a breach of Indemnitee's duty of loyalty to the Company or its stockholders; or

                  9.9 Unlawful Indemnification. To indemnify Indemnitee if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful. Both the Company and Indemnitee acknowledge that in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying its agents under this Agreement or otherwise. In this respect, the Company and Indemnitee have been advised that the Securities and Exchange Commission has taken the position that indemnification for liabilities arising under the federal securities law is against public policy, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right or ability under public policy to indemnify Indemnitee.

         10. Non-Exclusivity. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may have under any provision of law, the Company's Bylaws or charter documents, or by the vote of the Company's stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and to action in another capacity while occupying his position as an agent of the Company or one or more of its subsidiaries, and Indemnitee's rights hereunder shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity after Indemnitee has ceased acting as an agent of the Company or one or more of its subsidiaries and shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

         11.      General Provisions.

                  11.1 Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.



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

                  11.2 Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to order of a court of competent jurisdiction or as limited by applicable law, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Sections 4 and 6 hereof.

               11.3 Amendment, Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                  11.4 Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary or desirable to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

                  11.5 Counterparts. This Agreement may be executed in one or more counterparts, which shall together constitute one agreement.

                  11.6 Successors and Assigns. The terms of this Agreement shall bind, and shall inure to the benefit of, the successors and assigns of the parties hereto.

                  11.7 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (a) if delivered by hand and receipted for by the party addressee or (b) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

                  11.8  Governing   Law.  This   Agreement   shall  be  governed
exclusively by and construed according to the laws of the State of Delaware, as applied to contracts


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

between Delaware residents entered into and to be performed entirely within Delaware, and without reference to principles of conflicts of law or choice of law.

                  11.9 Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the Court of Chancery of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement.

                  11.10 Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's charter documents or Bylaws, or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee or agent, such changes shall be deemed to be within the purview of Indemnitee's rights and the Company's obligations under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee or agent, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.


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

                  11.11 Headings; Gender. Headings. The Article and Section headings used herein are for convenience only and do not define, limit or construe the content of such sections. The use of the masculine term shall include the feminine, as appropriate, and use of singular or plural term shall include the plural and the singular, respectively, as may be required in order to give the rights of Indemnitee herein the greatest possible scope.


         The parties hereto have entered into this Agreement effective as of the date first above written.


                                ALLIANCE SEMICONDUCTOR CORPORATION



                                By: ____________________________________________
                                    N. Damodar Reddy, President

                                Address: 3099 North First Street
                                          San Jose, California 95134-2006


                                INDEMNITEE:




                                ________________________________________________


                                Printed Name:  _________________________________

                                Address:  ______________________________________

                                ________________________________________________

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